UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2018

TRUE DRINKS HOLDINGS, INC.

(Exact name of Registrant as specified in its Charter)

Nevada	001-32420	84-1575085
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4 Executive Circle, Suite 280, Irvine, California 92614
(Address of principal executive offices)

(949) 203-3500
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02  Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2018, James J. Greco resigned from his position as Chief Executive Officer of True Drinks Holdings, Inc. (the “Company”). Mr. Greco will continue to serve as a member of the Company’s Board of Directors, and as a consultant. Mr. Greco’s decision to leave the Company was not the result of any dispute or disagreements with the Company on any matter relating to the Company’s operations, policies or practices.

Following Mr. Greco’s resignation, Mr. Robert Van Boreum, age 41, was appointed to serve as the Company’s Principal Executive and Principal Financial Officer. Mr. Van Boerum has served as the Company’s Chief Operations Officer since September 2015, and has been an employee of the Company since 2012, handling a wide range of responsibilities, including marketing, operations, and information technology. Prior to his time with the Company, Mr. Van Boerum served Chief Information Officer for Regeneca International, Inc. from 2011 to 2012, and as Vice President of Corporate Strategy for AL International (JCOF) from 2009 to 2011. Mr. Van Boerum holds a B.S. in Management Information Systems form the University of Nevada- Las Vegas, and a MBA from San Diego State University.

Mr. Van Voreum will continue the process, begun my Mr. Greco, of restructuring the Company’s debt, selling all remaining inventory of the Company’s AquaBallTM product, and working with the Company’s Board of Directors regarding the Company’s strategy and business objectives going forward.

Except as otherwise disclosed herein, there are no related party transactions between the Company and Mr. Van Boreum that would require disclosure under Item 404(a) of Regulation S-K, or arrangements or understandings in connection with Mr. Van Boreum’s service as the Company’s Principal Executive and Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRUE DRINKS HOLDINGS, INC.

Date: May 21, 2018	By:	/s/ Robert Van Boreum
Robert Van Boreum
Principal Executive and Principal Financial Officer